SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        September 1, 2004
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03(a).  Amendments to Articles of Incorporation or Bylaws.

On July 21, 2004, we announced the appointment of Mr. Joseph H. Bryant as Unocal's President and Chief Operating Officer and as a member of Unocal's Management Committee, effective September 1, 2004. In connection with Mr. Bryant's appointment to the Management Committee, the Board of Directors of Unocal approved the amendment, effective September 1, 2004, of Article VI,
Section 3 of Unocal's bylaws to change the quorum requirement for Management Committee actions from two members to a majority of the members. These amended and restated bylaws are filed as an exhibit under Item 9.01(c) of this report.

Item 9.01(c).  Exhibits.

3.ii.  Bylaws of Unocal Corporation, as amended and effective September 1, 2004.



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  UNOCAL CORPORATION
                                                     (Registrant)





Date: September 1, 2004                       By: /s/ JOE D. CECIL
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                                                  Joe D. Cecil
                                                  Vice President and Comptroller